UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

CHERRY HILL MORTGAGE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-36099	46-1315605
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
1451 Route 34, Suite 303
Farmingdale, NJ 07727
(Address of principal executive offices, including zip code)

877.870.7005
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMI	NYSE
8.20% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	CHMI-PRA	NYSE
8.250% Series B Fixed-to-Floating Rate Cumulative Redeemable	CHMI-PRB	NYSE

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders (the “Annual Meeting”) of Cherry Hill Mortgage Investment Corporation (the “Company” or “CHMI”) was held on June 15, 2023. At the Annual Meeting, CHMI stockholders voted to (i) re-elect Jeffrey B. Lown II, Joseph Murin and Robert C. Mercer, and elect Sharon Lee Cook to the Board of Directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) approve, on a non-binding advisory basis, the compensation of the named executive officers of CHMI for the year ended December 31, 2022, as described in the proxy statement for the Annual Meeting, (iii) ratify the appointment of Ernst & Young LLP (“EY”) as CHMI’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and (iv) approve the Cherry Hill Mortgage Investment Corporation 2023 Equity Incentive Plan (the “2023 Plan”).  The voting results with respect to each of these matters is set forth below:

1.	The voting results for each of the nominees for director were as follows:

Nominee	For	Withheld	Broker Non-Votes
Jeffery B. Lown II	4,741,610	2,089,178	9,508,287
Joseph Murin	4,550,897	2,279,891	9,508,287
Robert C. Mercer Jr.	4,660,469	2,170,319	9,508,287
Sharon Lee Cook	4,722,851	2,107,937	9,508,287

2.
The voting results of the proposal to approve, on a non-binding, advisory basis, the compensation of the named executive officers of CHMI for the year ended December 31, 2022, as described in the proxy statement for the Annual Meeting, were as follows:

For	Against	Abstained	Broker Non-Votes
3,933,347	2,552,293	345,148	9,508,287

3.	The voting results of the proposal to ratify the appointment of EY as CHMI’s independent registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:

For	Against	Abstained	Broker Non-Votes
14,315,407	1,798,475	225,193	N/A

4.	The voting results of the proposal to approve the 2023 Plan were as follows:

For	Against	Abstained	Broker Non-Votes
4,020,418	2,497,649	312,721	9,508,287

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

Date: June 15, 2023	By:	/s/ Michael Hutchby
Michael Hutchby
Executive Vice President, Chief Financial Officer and Treasurer